UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2005
                             -----------------------
                Date of Report (Date of earliest event reported)

                           ELITE PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     333-45241               22-3542636
         --------                     ---------               ----------
(State or other jurisdiction         (Commission            (IRS Employer
         of Registrant)              File Number)         Identification No.)



                 165 Ludlow Avenue, Northvale, New Jersey 07647
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (201) 750-2646
                                 --------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL AGREEMENT
ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES

Registrant has offered each of the holders of the Registrant's outstanding Common Stock Purchase Warrants expiring December 31, 2005 (the "SHORT TERM WARRANTS") and of Registrant's outstanding Common Stock Purchase Warrants expiring December 31, 2010 (the "LONG TERM WARRANTS" and together with the Short Term Warrants, the "EXISTING WARRANTS") to issue for each Existing Warrant exercised for cash a five year replacement warrant exercisable at a price of $3.00 per share for the number of shares of Registrant's Common Stock as is equal to 30% of the aggregate number of shares of Common Stock acquired upon exercise of an Existing Warrant for cash (the "REPLACEMENT WARRANT").

As of December 14, 2005, Existing Warrants to purchase 666,942 shares of Common Stock were exercised for cash resulting in aggregate proceeds of $1,055,879.75 and the issuance of Replacement Warrants to purchase 200,083 shares of Common Stock. The proceeds will be used for general corporate purposes, including payment for consulting services to Registrant's Chief Scientific Officer, who is one of the holders exercising an Existing Warrant.

Indigo Securities, LLC, which acted as the placement agent in the Warrant Exchange offer received with respect to the shares acquired, a cash commission of $67,640.98 and Warrants to purchase 22,547 shares of Common Stock (the "PLACEMENT AGENT WARRANTS") with the same terms as the Replacement Warrants except the Placement Agent Warrants permit a cashless exercise.

The shares of Common Stock issued upon exercise of the Existing Warrants have been registered under the Securities Act of 1933, as amended (the "ACT") for offering by persons acquiring the shares upon exercise.

The issuance of the Replacement Warrants is exempt from the registration provisions of the Act pursuant to Section 4(2) and Regulation D thereunder. Registrant has agreed pursuant to a Registration Rights Agreement to register under the Act on behalf of holders of the Replacement Warrants shares of Common Stock acquired upon exercise for reoffering.

This Warrant Exchange offer is continuing until December 31, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     a)   Not applicable.

     b)   Not applicable.

     c)   Exhibits

          4.1    Form of Replacement Warrant to purchase shares of Common Stock

          4.2 Form of Placement Agent Warrant to purchase shares of Common Stock

          10.1 Form of Warrant Exercise Agreement between the Registrant and holders of Existing Warrants

          10.2   Form of Registration Rights Agreement.

          10.3 Placement Agent Agreement between Indigo Securities and the Registrant

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: December 15, 2005

                                        ELITE PHARMACEUTICALS, INC.


                                        By: /s/ Bernard Berk
                                            ---------------------------------
                                            Name:  Bernard Berk
                                            Title: Chief Executive Officer